© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Investor Presentation November 2016

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Lawson Products, Inc. "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms “may,” “should,” “could,” “anticipate,” “believe,” “continues,” “estimate,” “expect,” “intend,” “objective,” “plan,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include: failure to retain a talented workforce including productive sales representatives; the inability of management to successfully implement strategic initiatives; failure to manage change; the ability to adequately fund our operating and working capital needs through cash generated from operations; the ability to meet the covenant requirements of our line of credit; disruptions of the Company’s information and communication systems; the effect of general economic and market conditions; inventory obsolescence; work stoppages and other disruptions at transportation centers or shipping ports; changing customer demand and product mixes; increases in commodity prices; violations of environmental protection regulations; a negative outcome related to tax matters; and, all other factors discussed in the Company’s “Risk Factors” set forth in its Annual Report on Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to update any such factors or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Lawson Products: At a Glance 3 • Leading service based provider of consumables in MRO market • Serves industrial, commercial, institutional and government markets in all 50 states, Canada, Mexico, Puerto Rico and the Caribbean • Headquartered in Chicago, IL – 5 strategically located distribution centers – Workforce ~1,500 (over 1,000 sales reps) • Supplies a comprehensive line of products to the MRO marketplace • VMI and private label drives high gross margins Fasteners Cutting Tools Chemicals Hydraulics Other

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Competitive Advantages and Differentiators “Not the Typical MRO Distributor” What differentiates Lawson: • Service intensive “high touch” value proposition • Vendor managed inventory or “keep fill” • Deep product knowledge • Broad geographic sales and service coverage throughout the US and Canada • Leverage investments in sales team, facilities and technology to enable outstanding customer service • Lowest total cost 4

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Our Commitment to our 70,000 Customers High touch service and technical expertise drives customer relationships One Company, Zero Headaches Inventory Management Options Access to Industry Knowledge & Expertise • Comprehensive line of products • Lawson Managed Inventory • Product recommendations from your Lawson Representative • Hundreds of pre-built assortments • Industrial vending • Application advice from our test and application engineers • Unlimited sourcing of hard-to-find items • Self-service inventory management • Complimentary on-site safety & product usage training 5 Before After

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. (1) Other consists primarily of freight revenue offset by rebates Customer and Product Profile 6 Fastening Systems 21% Fluid Power 15% Specialty Chemicals 16% Cutting Tools and Abrasives 15% Electrical 11% Aftermarket Automotive Supplies 9% Safety 4% Welding and Metal Repair 2% Other 7% Product Mix Regional Accounts 55% Strategic 12% Kent Automotive 19% Government 10% Other (1) 4% Customer Mix

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Lawson Growth Strategy Sales Growth Driven By Foundational Support ERP Network Optimization Sales Transformation Lean Six Sigma Website Add New Sales Reps Drive Sales Rep Productivity Acquisitions 7

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. 2016 Focus: Actions Across the Value Chain Driving Growth Information Technology – Integration of Web and SAP Lean Six Sigma Sales Process / Sales Reps Customer Service / Order Entry Product Management / Pricing DC Operations Sourcing / Purchasing • Increase sales rep count • Onboarding process/training • Sales Management dashboard • EDI with customers • Reduction of cycle times • Order pad • Consolidation of shipments • Sales service reps • Leverage vendor drop-ship programs • Fleet maintenance focus • Pricing enhancements • Website • Reduce cycle time • Refine “Pull” strategy • Freight enhancements • Minimize backorders • Improve service levels • Forecasting tool • Supplier negotiation process • Vendor metrics • Electronic communication Add New Sales Reps and Drive Rep Productivity 8

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Longer Sales Rep Tenure Drives Rep Productivity 9 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 0 50 100 150 200 250 300 350 400 < 12 Mos. 1 - 2 Yrs. 3 - 5 Yrs. 5 - 10 Yrs. > 10 Yrs. A ve ra ge A n n u al Sal e s in T h o u sa n d s N u m b er o f Sal e s R ep s Tenure with Lawson (as of 9/30/16) Number of Reps Average Annual Sales

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Financial Highlights for Third Quarter 2016 • Ended Q3 2016 with 1,006 sales reps, up net 69 YTD • Continued expansion through acquisitions  March 2016 Acquired Perfect Products Company of Michigan  May 2016 Acquired F.B. Feeney • Strong gross margins – 60.6% in Q3 2016, 61.0% YTD • Adjusted EBITDA margin improving  5.8% in Q3 v. 4.2% in Q2  Continued investment in new sales reps  Cost control measures in place 10 • Strong balance sheet  Net cash position of $10.7 million  Significant capital investments completed to support growth  $40 million credit facility in place – Recently extended

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Lawson Products: Poised for Growth • Foundational Investments Completed • Operational Excellence • Leverage Current Infrastructure • Continued Sales Force Expansion • Large Fragmented Market 11

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. For More Information Contact: Ronald J. Knutson EVP, CFO Investor Relations (773) 304-5665 ron.knutson@lawsonproducts.com And see our Website at http://www.lawsonproducts.com/company-info/investor-relations.jsp 12

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Appendices 13

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Significant Activities Appendix P-1 14 August 2011 Implemented SAP October 2011 Commenced construction of new McCook, Ill distribution center May 2012 Relocated corporate headquarters June 2012 Restructured senior team. Announced $20M cost savings plan Transitioned packaging facility to McCook, Ill distribution center Entered into new five-year $40M credit facility Announced new CEO and President, Michael G. DeCata Consolidated Vernon Hills distribution center into McCook, Ill November 2012 Rolled out new website to existing web customers December 2012 Completed transition of U.S. independent agents to employees April 2013 Roll-out of new website to new web customers April/May 2013 McCook DC begins to ship customer orders November 2013 Entered into sub-lease of headquarters space to generate $2.9M of future cash savings December 2013 Ended year with over 800 sales reps – First increase in 8 years February 2014 Closed on Automatic Screw Machine Products sale for net proceeds of $12.1M June 2014 Entered into sale-leaseback of Reno distribution facility for net proceeds of $8.3M December 2014 Ended year with over 900 sales reps February 2015 Held North American sales meeting September 2015 Completed West Coast Fasteners acquisition March 2016 Completed Perfect Products of Michigan acquisition May 2016 Completed F. B. Feeney acquisition June 2016 Expanded sales team to over 1,000 sales reps September 2016 Extended credit facitlity to August, 2020 August 2012 October 2012

Regulation G – GAAP Reconciliation

Appendix P-2

Non GAAP Reconciliation of Adjusted EBITDA to Sales Percentage

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company's management believes that certain non-GAAP financial measures may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain non-operational, non-recurring or intermittently recurring items that impact the overall comparability. See the table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for quarterly adjusted EBITDA as a percentage of net sales. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

($ in thousands)	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Net Sales	$74,128	$70,281	$69,904	$ 70,726	$ 70,243	$ 64,961	$ 69,711	$ 69,348	$ 70,199
Operating Income (Loss)	678	(2,169)	(947)	3,243	2,810	(2,985)	1,169	29	2,389
Depreciation & Amortization	2,160	2,133	2,096	2,126	2,119	2,202	2,187	2,226	1,973
EBITDA	2,838	(36)	1,149	5,369	4,929	(783)	3,356	2,255	4,362
Excluded Costs									
Severance	(328)	(59)	571	50	372	280	204	143	367
Stock Based Compensation (Benefit)	2,423	2,443	(541)	971	(30)	1,693	(1,217)	515	(630)
Loss/(Gain) on Disposal of Property	97	45	-	-	(2)	9	-	-	-
Legal Settlement	(688)	-	-	-	-	-	-	-	-
Remediation expense	-	340	-	-	-	931	-	-	-
North American sales meeting	-	-	1,889	-	-	-	-	-	-
Property Impairment Loss	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 4,342	$ 2,733	$ 3,068	$ 6,390	$ 5,269	$ 2,130	$ 2,343	$ 2,913	$ 4,099
Adjusted EBITDA % of Sales	*5.9%*	*3.9%*	*4.4%*	*9.0%*	*7.5%*	*3.3%*	*3.4%*	*4.2%*	*5.8%*

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LAWSON Products

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited.

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Quarterly Results Appendix P-3 16 (Dollars in thousands) Three Months Ended Sep. 30, 2016 Jun. 30, 2016 Mar. 31, 2016 Dec. 31, 2015 Sep. 30, 2015 Number of business days 64 64 64 61 64 Average daily net sales $ 1,097 $ 1,084 $ 1,089 $ 1,065 $ 1,098 Sequential quarter increase (decrease) 1.2% (0.5)% 2.3% (3.0)% (0.6)% Average active sales rep. count 1,007 981 949 931 917 Period-end active sales rep. count 1,006 1,020 960 937 925 Sales per rep. per day $ 1.089 $ 1.105 $ 1.148 $ 1.144 $ 1.197 Sequential quarter increase (decrease) (1.4)% (3.7)% 0.3% (4.4)% (1.2)% Net sales $ 70,199 $ 69,348 $ 69,711 $ 64,961 $ 70,243 Gross profit 42,573 42,526 42,459 39,091 43,342 Gross profit percentage 60.6% 61.3% 60.9% 60.2% 61.7 % Operating expenses Selling, general & administrative expenses $ 40,184 $ 42,497 $ 41,290 $ 41,145 $ 40,532 Other expenses, net — — — 931 — 40,184 42,497 41,290 42,076 40,532 Operating income (loss) $ 2,389 $ 29 $ 1,169 $ (2,985) $ 2,810

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Consolidated Balance Sheet Appendix P-4 17 September 30, December 31, 2016 2015 ASSETS Current assets: Cash and cash equivalents $ 10,657 $ 10,765 Restricted cash 800 800 Accounts receivable, less allowance for doubtful accounts 31,637 27,231 Inventories, net 41,347 44,095 Miscellaneous receivables and prepaid expenses 4,292 3,667 Total current assets 88,733 86,558 Property, plant and equipment, net 31,989 35,487 Cash value of life insurance 9,985 10,245 Goodwill 2,074 319 Deferred income taxes 51 51 Other assets 1,024 434 Total assets $ 133,856 $ 133,094 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Revolving line of credit $ — $ 925 Accounts payable 11,340 9,370 Accrued expenses and other liabilities 21,378 26,048 Total current liabilities 32,718 36,343 Security bonus plan 14,321 14,641 Financing lease obligation 7,812 8,539 Deferred compensation 4,832 4,626 Deferred rent liability 3,803 3,912 Other liabilities 4,430 3,769 Total liabilities 67,916 71,830 Stockholders’ equity: Preferred stock, $1 par value: Authorized - 500,000 shares, issued and outstanding — None — — Common stock, $1 par value: Authorized - 35,000,000 shares Issued - 8,824,385 and 8,796,264 shares, respectively Outstanding - 8,798,273 and 8,771,120 shares, respectively 8,824 8,796 Capital in excess of par value 10,765 9,877 Retained earnings 46,586 43,572 Treasury stock – 26,112 and 25,144 shares, respectively (533) (515) Accumulated other comprehensive income 298 (466) Total stockholders’ equity 65,940 61,264 Total liabilities and stockholders’ equity $ 133,856 $ 133,094